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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference of our report dated January 9, 2004, with respect to the consolidated financial statements of Perficient, Inc. in the Registration Statement (Form S-8) pertaining to the Perficient, Inc. 1999 Stock Option/Stock Issuance Plan included in its Annual Report, as amended, (Form 10-KSB/A) for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

                      /s/ Ernst & Young LLP

Austin, Texas
September 1, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM